Exhibit 99.1

Werewolf Therapeutics and Ambros Therapeutics Announce Merger Agreement and Concurrent Oversubscribed $150 million Private Placement

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Proposed merger to create a Nasdaq-listed, late-stage biotechnology company advancing neridronate, a potential first FDA-approved treatment for CRPS-1, a debilitating orphan disease with 65,000 newly diagnosed U.S. patients annually and no currently FDA-approved therapy

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Pivotal CRPS-RISE Phase 3 trial evaluating neridronate remains ongoing, with FDA Breakthrough Therapy, Fast Track and Orphan Drug designations received and alignment with FDA that a single successful pivotal trial could potentially support approval

•	Neridronate has been administered to approximately 600,000 patients in Italy across approved indications including CRPS-1

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Concurrent oversubscribed private placement of $150 million from a syndicate of leading healthcare-dedicated investors expected to fund company operations through CRPS-RISE Phase 3 topline results and planned NDA submission, with cash runway into 1H 2029

WALTHAM, Mass. and SAN DIEGO, Calif. – August 21, 2026 – Werewolf Therapeutics, Inc. (Nasdaq: HOWL) and Ambros Therapeutics, Inc., today announced that they entered into a definitive merger agreement to combine the companies in an all-stock transaction. The combined company will focus on advancing Ambros Therapeutics’ neridronate development program in Complex Regional Pain Syndrome Type 1 (“CRPS-1”, formerly known as Reflex Sympathetic Dystrophy). Upon completion of the merger, the combined company will operate as Ambros Therapeutics, headquartered in San Diego, California, and is expected to trade under the Nasdaq ticker symbol “AMBX”.

In connection with the proposed merger, the companies secured commitments for an oversubscribed concurrent private placement of $150 million from a syndicate of leading healthcare-dedicated investors co-led by RA Capital Management and Janus Henderson Investors. The private placement includes participation from Aberdeen Investments, Adage Capital Partners, L.P., ADAR1 Capital Management, Affinity Asset Advisors, LLC, Arkin Bio Capital, Balyasny Asset Management, Patient Square Capital’s platform Enavate Sciences, SilverArc Capital, Sphera Healthcare, and Woodline Partners LP as well as other new and existing investors. The private placement is expected to close concurrently with the proposed merger, at which time Werewolf Therapeutics will issue common stock and pre-funded warrants for aggregate gross proceeds of $150 million. Ambros Therapeutics expects the combined company to be fully funded through topline results from the pivotal CRPS-RISE Phase 3 clinical trial expected in 2028 and a planned New Drug Application (“NDA”) submission to the U.S. Food and Drug Administration (“FDA”) for potential approval of neridronate in patients with CRPS-1, with cash runway into the first half of 2029.

“We are uniquely positioned to be advancing neridronate, a differentiated bisphosphonate with extensive prior clinical experience, in an FDA-aligned single Phase 3 trial supporting potential regulatory approval in patients with CRPS-1, a debilitating orphan disease with no currently FDA-approved therapy,” said Jay Hagan, Chief Executive Officer of Ambros Therapeutics. “With the capital raised through this financing from a leading investor syndicate, we expect to be fully funded through potentially value-generating topline results of our pivotal CRPS-RISE Phase 3 trial and have the resources to advance a potential NDA submission and commercial preparations. Our strengthened foundation resulting from today’s transformative announcement positions us to deliver value on behalf of patients, investors and all other stakeholders.”

“Following a comprehensive review of strategic options, management and the board of directors believe a merger with Ambros Therapeutics is in the best interest of Werewolf Therapeutics’ stockholders. The Ambros management team’s extensive track record, drug development expertise and the potential of neridronate to deliver a meaningful treatment to patients with CRPS-1 is very compelling,” said Daniel J. Hicklin, Ph.D., President and Chief Executive Officer of Werewolf Therapeutics. “Neridronate, which has received the FDA’s Breakthrough Therapy, Fast Track, and Orphan Drug designations, is a differentiated bisphosphonate with the potential to redefine the standard of care for patients with CRPS-1.”

Proceeds from the proposed transaction will be used to advance the clinical development of neridronate, a differentiated bisphosphonate that has demonstrated lasting pain reduction along with improvement in other CRPS-related symptoms.

Neridronate is advancing in the pivotal CRPS-RISE Phase 3 clinical trial (“CRPS-RISE”), a multicenter, randomized, triple-blind, placebo-controlled clinical trial designed to assess the efficacy, safety and tolerability of neridronate in patients with warm CRPS-1. CRPS-RISE leverages a precision medicine approach focused on diagnosed CRPS-1 patients in the warm-phase of the disease with positive triple-phase bone scans (“TPBS”), whose disease biology most closely aligns with neridronate’s proposed mechanism and where prior clinical evidence suggests the treatment effect may be greatest. The primary efficacy endpoint is change in pain intensity from baseline to week 12 as measured on an 11-point Numerical Rating Scale. Key secondary endpoints include other measures of pain reduction and patient reported outcomes. The program includes a registry for long-term outcomes and an opportunity for CRPS-RISE participants with active disease who completed the study to receive neridronate. Based on interactions with the FDA, Ambros Therapeutics believes that positive results from a single pivotal trial such as CRPS-RISE could support potential U.S. approval. Ambros Therapeutics anticipates reporting topline data from CRPS-RISE in 2028. Along with Orphan Designation, Ambros Therapeutics’ intellectual property portfolio supports the potential for neridronate’s U.S. market exclusivity through 2045.

About the Proposed Merger

Under the terms of the merger agreement, Werewolf Therapeutics will issue to pre-merger Ambros Therapeutics stockholders shares of Werewolf Therapeutics common stock (or pre-funded warrants in lieu thereof) as merger consideration in exchange for the cancellation of shares of capital stock of Ambros Therapeutics, and Ambros Therapeutics will become a wholly owned subsidiary of Werewolf Therapeutics. Stockholders of Ambros Therapeutics will receive newly issued shares of Werewolf Therapeutics common stock (or pre-funded warrants in lieu thereof) pursuant to a formula set forth in the merger agreement. The exchange ratio is based on an implied value of Ambros Therapeutics of $500 million (before giving effect to the concurrent private placement) and an implied value of Werewolf Therapeutics of $47.5 million. Pre-merger Werewolf Therapeutics stockholders (other than those investors participating in the private placement) are expected to own approximately 6.8% of the combined company, pre-merger Ambros Therapeutics stockholders are expected to own approximately 71.7% of the combined company and investors participating in the private placement are expected to own approximately 21.5% of the combined company. The percentage of the combined company that pre-merger Ambros Therapeutics stockholders and pre-merger Werewolf Therapeutics stockholders will own upon the closing of the merger is further subject to adjustment based on the amount of Werewolf Therapeutics’ net cash at the time of closing. In connection with the closing of the proposed transactions, Werewolf Therapeutics stockholders (other than those investors participating in the private placement) will also be issued a contingent value right representing the right to receive certain payments from net proceeds received by the combined company, if any, related to dispositions of Werewolf Therapeutics’ pre-transaction legacy assets.

The merger agreement has been approved by the boards of directors of both companies. The transaction is expected to close by the first quarter of 2027, subject to certain closing conditions, including the approval by the stockholders of each company, the shares of Werewolf Therapeutics common stock issuable in the transaction having been approved for listing on Nasdaq, effectiveness of the registration statement on Form S-4 (the “Form S-4”) and the satisfaction of other customary closing conditions.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will be filed by Werewolf Therapeutics with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Leerink Partners, Piper Sandler, Cantor and Wells Fargo Securities are serving as placement agents for the concurrent private placement. LifeSci Capital is also serving as a placement agent. Cooley LLP is serving as legal counsel to Ambros Therapeutics. Piper Sandler is serving as the exclusive financial advisor, and Sidley Austin LLP is serving as legal counsel, to Werewolf Therapeutics. Latham & Watkins LLP is serving as legal counsel to the placement agents.

Management and Organization

Upon closing of the proposed transaction, the combined company will be led by current members of the Ambros Therapeutics leadership team including:

•	Joseph (Jay) Hagan, Chief Executive Officer

•	Cris Calsada, Chief Financial Officer

•	Gail Cawkwell, M.D., Ph.D., Chief Medical Officer

•	Christopher Aker, General Counsel

•	Kunal Kishnani, SVP of Corporate Development

Members of Ambros Therapeutics’ existing board of directors will become directors of the combined company.

About Neridronate

Neridronate is a differentiated bisphosphonate that was developed by Abiogen Pharma S.p.A. Neridronate is approved and marketed in Italy for the treatment of Complex Regional Pain Syndrome (“CRPS”); clinical studies have demonstrated lasting pain reduction along with improvements in other CRPS related symptoms. Beyond CRPS, neridronate is also approved in Italy for osteogenesis imperfecta and Paget’s disease and has been administered to approximately 600,000 patients across approved indications. Its well-established safety and tolerability profile and therapeutic benefits make it a potential promising treatment for patients with CRPS-1 worldwide. Recognizing its potential, the FDA has granted neridronate Breakthrough Therapy, Fast Track, and Orphan Drug designations for the treatment of CRPS.

About CRPS-1

CRPS-1 is a severely painful, debilitating orphan disease typically following a limb injury affecting an estimated 65,000 newly diagnosed people in the United States each year. There are currently no FDA-approved medicines available to treat this high unmet need patient population. The condition is characterized by intense pain that can be continuous in the affected limb such as the arm, leg, hand or foot. Patients with CRPS-1 often experience an evolving condition commencing with a “warm” phase that typically predominates in the first year after onset where inflammation and other mechanisms cause the affected limb to become red, swollen, warm, and hypersensitive to pain. In many patients, the disease progresses to a chronic “cold” phase, where the affected limb changes its presentation and patients face ongoing, debilitating pain.

About CRPS-RISE

CRPS-RISE is a Phase 3, multicenter, randomized, triple-blind, placebo-controlled clinical trial designed to assess the efficacy, safety and tolerability of neridronate in patients with warm CRPS-1. The trial will evaluate approximately 270 participants randomized 1:1 to receive either intravenous (“IV”) neridronate or placebo. To be eligible for the trial, participants must have a confirmed CRPS-1 diagnosis per the Budapest Clinical Criteria, a known precipitating event (e.g. fracture, sprain, contusion), CRPS-1 duration of 6 months or less and moderate to severe pain. Additionally, participants must have characteristics that Ambros Therapeutics believes make them more likely responders to neridronate treatment: a positive triple phase bone scan and specific attributes of the warm CRPS-1 subtype. Following an initial screening period of two to six weeks, participants will receive four IV infusions over 10 days of either 100 mg neridronate (400 mg total dose) or placebo followed by a post-treatment period through week 12. The primary efficacy endpoint is change in pain intensity from baseline to week 12 as measured on an 11-point Numerical Rating Scale. Key secondary endpoints include other measures of pain reduction and patient reported outcomes. The program includes a registry for long-term outcomes and an opportunity for CRPS-RISE participants with active disease who completed the study to receive neridronate.

About Ambros Therapeutics

Ambros Therapeutics, headquartered in San Diego, California, is a clinical-stage biotechnology company focused on the development of innovative and transformative medicines for diseases with high unmet medical need. Ambros Therapeutics’ lead investigational program, neridronate, is currently being evaluated in an ongoing pivotal Phase 3 clinical trial for warm CRPS-1. Neridronate has the potential to become the first FDA-approved pharmacological therapy addressing patients with CRPS-1.

About Werewolf Therapeutics

Werewolf Therapeutics is an innovative biopharmaceutical company pioneering the development of therapeutics engineered to stimulate the body’s immune system for the treatment of cancer and other immune-mediated conditions. Werewolf Therapeutics has leveraged its proprietary PREDATOR® platform to design conditionally activated INDUKINE™ molecules that stimulate both adaptive and innate immunity with the goal of addressing the limitations of conventional proinflammatory immune therapies. Werewolf’s INDUKINE molecules are intended to remain inactive in peripheral tissue yet activate selectively in the tumor microenvironment. Werewolf Therapeutics’ most advanced clinical stage product candidates, WTX-124 and WTX-330, are systemically delivered, conditionally activated Interleukin-2 and Interleukin-12 INDUKINE molecules, respectively, for the treatment of solid tumors.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning expectations regarding or plans for the combined company’s pipeline, the synergies or benefits of the proposed transaction, including future financial and operating results, plans, objectives, expectations and intentions, the anticipated timing of closing of the proposed transaction and the concurrent private placement financing, the expected ownership structure of the combined company, the expected listing of the combined company’s common stock on Nasdaq, potential contingent value right payments, the expected executive officers and directors of the combined company, anticipated clinical development activities and related timelines, including the expected timing of clinical data and regulatory submissions, the combined company’s strategy and operations and expectations regarding the use of proceeds from the concurrent private placement financing and cash runway expectations resulting therefrom.

These forward-looking statements relate to Werewolf Therapeutics, Ambros Therapeutics and the combined company (together, “us” or “we”), our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in Werewolf Therapeutics’ Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “engineered,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise, except as required by applicable law.

These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation:

•	Risks related to the combined company’s ability to correctly estimate its operating and other expenses and its cash runway;

•	The ability to retain key personnel;

•	Negative effects of the announcement or consummation of the proposed transaction on the market price of our capital stock and our operating results;

•	Risks relating to the value of shares of the combined company to be issued in the proposed transaction;

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Risks that the proposed transaction may not be completed on the anticipated timeline or at all, including risks related to the failure or delay in satisfying the conditions to closing, including obtaining the requisite approvals of Werewolf Therapeutics’ and Ambros Therapeutics’ stockholders, effectiveness of the Form S-4 and approval for listing on Nasdaq of the shares to be issued in the proposed transaction;

•	Risks that the concurrent private placement financing may not be consummated on the anticipated terms or may not result in the anticipated proceeds;

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Risks that the ownership percentages of the parties’ respective equityholders following the closing may differ from those currently anticipated as a result of adjustments contemplated by the Merger Agreement;

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Risks that the proposed transaction may disrupt current plans and operations, divert management’s attention from ongoing business operations or make it more difficult to maintain business and operational relationships;

•	Changes in capital resource requirements;

•	Risks related to our inability to obtain sufficient additional capital to continue to advance our product candidates;

•	Our and our collaborators’ ability to execute clinical programs for our product candidates;

•	Results of clinical trials with our product candidates;

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Risks related to obtaining regulatory approval for neridronate, including the risk that positive results from CRPS-RISE may not be sufficient to support regulatory approval and that the FDA may require additional clinical trials, data or other requirements;

•	Risks related to any payments under the contingent value right; and

•	Our ability to obtain and maintain intellectual property rights and regulatory exclusivities.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of a proxy, consent, any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from the registration requirements thereof and otherwise in accordance with applicable law. No public offering of securities will be made in any jurisdiction where such an offering would violate applicable law.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESS RELEASE IS TRUTHFUL OR COMPLETE.

The offer and sale in the concurrent private placement financing of the shares of common stock, pre-funded warrants, or any other securities (including the shares of common stock issuable upon exercise of the pre-funded warrants) are not being registered under the Securities Act, or any state securities laws. The shares of common stock, pre-funded warrants, or any other securities (including the shares of common stock issuable upon exercise of the pre-funded warrants) issued in the concurrent private placement financing may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Important Additional Information About the Proposed Transaction Will Be Filed With The SEC

This press release is not a substitute for the registration statement or for any other document that Werewolf Therapeutics may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between Werewolf Therapeutics and Ambros Therapeutics, Werewolf Therapeutics will file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Werewolf Therapeutics. WEREWOLF THERAPEUTICS URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WEREWOLF THERAPEUTICS, AMBROS THERAPEUTICS, THE PROPOSED MERGER AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Werewolf Therapeutics with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. In addition, investors and stockholders should note that Werewolf Therapeutics communicates with investors and the public using its website (https://investors.werewolftx.com).

Participants in the Solicitation

Werewolf Therapeutics, Ambros Therapeutics and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information about Werewolf Therapeutics’ directors and executive officers, including a description of their interests in Werewolf Therapeutics, is included in Werewolf Therapeutics’ most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Ambros Therapeutics Company Contact

Argot Partners

ambros@argotpartners.com

212-600-1902

Werewolf Therapeutics Company Contact

Jonathan Owen

SVP, General Counsel and Secretary

Werewolf Therapeutics

jowen@werewolftx.com